EXHIBIT A

to Credit Agreement

FORM OF

COMPLIANCE CERTIFICATE

Wells Fargo Bank, National Association

Reference: Plantronics, Inc.

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement, dated as of July 31, 2003 (as amended, the "Credit Agreement"), between Plantronics, Inc., a Delaware corporation (the "Company"), and Wells Fargo Bank, National Association (the "Bank"). The undersigned, as the chief financial officer of the Company, hereby certifies as follow with respect to the accounting period ending on [_________]. Each capitalized term used herein has the meaning ascribed thereto in the Credit Agreement unless otherwise defined herein.

1. I have reviewed the terms of the Credit Agreement, and I have made, or have cause to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the period covered by the attached financial statements (the "Specified Financial Statements").

2. The examinations described in paragraph 1 hereof did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the period covered by the Specified Financial Statements or as of the date of this Compliance Certificate (this "Certificate"), except as set forth below:

[Describe here (or in a separate attachment to this Certificate) the exceptions, if any, to this paragraph 2 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken or has caused to be taken, is taking or is causing to be taken, or proposes to take or to cause to be taken with respect to each such condition or event:

3. As of the date of this Certificate, the Company is not in default under Section 8.11, 812 or 8.13, or under any other negative covenant set forth in Article 8 of the Credit Agreement. Please see worksheet attached hereto for calculations setting forth the Company's compliance with Sections 811, 8.12 and 8.13 of the Credit Agreement.

I hereby certify the foregoing information to be true and correct in all material respects and execute this Certificate this [____] day of [____________, _____].

PLANTRONICS, INC.,

a Delaware corporation

By: _________________________

Name: _________________________

Title: ___________________

Attachments: Specified Financial Statements

Worksheet